                 2004 CSA ACQUISITION CORP. STOCK INCENTIVE PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT

                            (OUTSIDE DIRECTOR AWARD)

                  THIS AGREEMENT (the "Agreement"), is made effective as of the
__ day of _________, 2005, (hereinafter called the "Date of Grant"), between
Cooper-Standard Holdings Inc. (f/k/a CSA Acquisition Corp.), a Delaware
corporation (hereinafter called the "Company"), and the individual whose name is set forth on the signature page hereof (hereinafter called the "Participant"):

                                R E C I T A L S:

                  WHEREAS, the Company has adopted the 2004 CSA Acquisition
Corp. Stock Incentive Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan; and

                  WHEREAS, the Committee has determined that it would be in the best interests of the Company and its shareholders to grant the options provided for herein (the "Options") to the Participant pursuant to the Plan and the terms set forth herein.

                  NOW THEREFORE, in consideration of the mutual covenants
hereinafter set forth, the parties agree as follows:

           1.     Definitions. Whenever the following terms are used in this
Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary.

                  (a) "Cause" shall mean (i) the Participant's willful failure to perform duties or directives which is not cured following written notice,
(ii) the Participant's commission of a (x) felony or (y) crime involving moral turpitude, (iii) the Participant's willful malfeasance or misconduct which is demonstrably injurious to the Company or its Affiliate, or (iv) material breach by the Participant of any restrictive covenants including, without limitation, any non-compete, non-solicitation or confidentiality provisions, to which the
Participant is bound.

                  (b) "Disability" shall mean the Participant becomes physically or mentally incapacitated and is therefore unable for a period of six (6)
consecutive months or for an aggregate of nine (9) months in any twenty-four
(24) consecutive month period to perform the Participant's duties (such incapacity is hereinafter referred to as "Disability"). Any question as to the existence of the Disability of the Participant as to which the Participant and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the Participant and the Company. If the Participant and the Company cannot agree as to a qualified independent physician, each shall appoint such a physician and those two physicians shall select a third who shall make such determination in writing. The determination of Disability made in writing to the Company and the Participant shall be final and conclusive for all purposes of the Agreement.

                  (c) "Option" shall have the meaning specified in Section 2.

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                  (d) "Stockholders Agreement" shall mean the Stockholders
Agreement dated as of December 23, 2004 by and among the Company, Cypress
Merchant Banking Partners II L.P., Cypress Merchant Banking II C.V., 55th Street
Partners II L.P., Cypress Side-By-Side LLC, GS Capital Partners 2000, L.P., GS
Capital Partners 2000 Offshore, L.P., GS Capital Partners 2000 GmbH & Co.
Beteiligungs KG, GS Capital Partners 2000 Employee Fund, L.P. and Goldman Sachs
Direct Investment Fund 2000, L.P. and the persons listed on Annex I thereto.

           2.     Grant of the Options. The Company hereby grants to the
Participant the right and option to purchase, on the terms and conditions hereinafter set forth and subject to adjustment as set forth in the Plan, an option (the "Option") to purchase any part or all of an aggregate _______Shares.
The purchase price of the Shares subject to the Option shall be $100.00 per
Share (the "Option Price"). The Option is intended to be a non-qualified stock option, and is not intended to be treated as an option that complies with
Section 422 of the Internal Revenue Code of 1986, as amended.

           3.     Vesting.

                  (a) Subject to Section 4(a) and to the Participant's continued
Employment with the Company or its Affiliate, the Option shall vest and become exercisable with respect to twenty percent (20%) of the Shares initially covered by the Option on each of the first, second, third, fourth and fifth anniversaries of the Date of Grant.

                  (b) Notwithstanding the foregoing, in the event of a Change of
Control while the Participant remains in Employment with the Company or its
Affiliate, the Option shall, to the extent outstanding and unvested, immediately become fully vested and exercisable.

                  (c) At any time, the portion of an Option that has become
vested and exercisable as described above (or pursuant to Section 3(d) below) is hereinafter referred to as the "Vested Portion".

                  (d) If the Participant's Employment with the Company and its
Affiliates is terminated for any reason, the Options shall, to the extent not then vested, be canceled by the Company without consideration and the Vested
Portion of the Options shall remain exercisable for the period set forth in
Section 4(a); provided that in the event of the termination of the Participant's
Employment by the Company or its Affiliate without Cause or in the event of a termination of the Participant's Employment due to death or Disability, the
Participant shall be deemed vested in any Shares subject to the Option that would otherwise have vested in the calendar year in which such termination of
Employment occurs.

           4.     Exercise of Option.

                  (a) Period of Exercise. Subject to the provisions of the Plan and this Agreement, the Participant may exercise all or any part of the Vested
Portion of the Option at any time prior to the earliest to occur of:

                      (i)   the tenth anniversary of the Date of Grant;

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                      (ii)  the first anniversary of the date of the
Participant's termination of Employment due to death or Disability,

                      (iii) 90 days following the date of the Participant's
termination of Employment by the Company and its Affiliates without Cause (other than due to the Participant's death or Disability) or due to the Participant's resignation; and

                      (iv)  the date of the Participant's termination of
Employment by the Company and its Affiliates for Cause.

                  (b) Method of Exercise.

                      (i) Subject to Section 4(a), the Vested Portion of an
Option may be exercised by delivering to the Company at its principal office written notice of intent to so exercise; provided that, an Option may be exercised with respect to whole Shares only. Such notice shall specify the number of Shares for which the Option is being exercised and shall be accompanied by payment in full of the Option Price. The payment of the Option
Price may be made at the election of the Participant (i) in cash or its equivalent (e.g., by check), (ii) to the extent permitted by the Committee, in
Shares having a Fair Market Value equal to the aggregate Option Price for the
Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided, that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles), (iii) partly in cash and, to the extent permitted by the Committee, partly in such Shares or (iv) if there is a public market for the Shares at such time, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of an Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate option price for the Shares being purchased. No
Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

                      (ii) Notwithstanding any other provision of the Plan or
this Agreement to the contrary, the Options may not be exercised prior to the completion of any registration or qualification of the Options or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the
Committee shall in its sole discretion determine to be necessary or advisable.

                      (iii) Upon the Company's determination that an Option has
been validly exercised as to any of the Shares, the Company shall issue certificates in the Participant's name for such Shares. However, the Company shall not be liable to the Participant for damages relating to any delays in issuing the certificates to him, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the

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certificates themselves; provided that the Company shall correct any such errors caused by it.

                      (iv) Subject to Section 7, in the event of the
Participant's death, the Vested Portion of the Options shall remain exercisable by the Participant's executor or administrator, or the person or persons to whom the Participant's rights under this Agreement shall pass by will or by the laws of descent and distribution as the case may be, to the extent set forth in
Section 4(a). Any heir or legatee of the Participant shall take rights herein granted subject to the terms and conditions hereof.

                      (v) As a condition to exercising an Option, the
Participant shall become a party to the Stockholders Agreement, and the Shares acquired upon exercise of the Options shall be subject thereto.

           5. No Right to Continued Employment. The granting of the Options evidenced hereby and this Agreement shall impose no obligation on the Company or any of its Affiliates to continue the Employment of the Participant and shall not lessen or affect the Company's or its Affiliate's right to terminate the
Employment of such Participant.

           6. Legend on Certificates. The certificates representing the Shares purchased by exercise of the Options shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange
Commission, any stock exchange upon which such Shares are listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions, including reference to the fact that all Shares acquired hereunder shall be subject to the terms of the Stockholders Agreement.

           7. Transferability. The Options may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the
Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. No such permitted transfer of an Option to heirs or legatees of the
Participant shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof. During the Participant's lifetime, the Options are exercisable only by the Participant.

           8. Withholding. The Participant may be required to pay to the Company or any Affiliate and the Company and its Affiliates shall have the right and are hereby authorized to withhold, any applicable withholding taxes in respect of the Options, their exercise or any payment or transfer under or with respect to the Options and to take such other action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such withholding taxes.

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           9. Securities Laws. Upon the acquisition of any Shares pursuant to the exercise of the Options, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

           10. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

           11. Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS
OF LAWS.

           12. Option Subject to Plan and Stockholders Agreement. By entering into this Agreement the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan and the Stockholders Agreement. The
Option is subject to the Plan and the Stockholders Agreement. The terms and provisions of the Plan and the Stockholders Agreement as they may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan or the Stockholders Agreement, the applicable terms and provisions of the Plan or the Stockholders Agreement, as applicable, will govern and prevail. In the event of a conflict between any term or provision of the Plan and any term or provision of the Stockholders Agreement, the applicable terms and provisions of the Stockholders Agreement will govern and prevail.

           13. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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           IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

                                               COOPER-STANDARD HOLDINGS INC.

                                               By: _____________________________
                                                   Name:
                                                   Title:

Agreed and acknowledged as
of the date first above written:

-------------------------------------
Participant:

Appendix A

                 2004 CSA ACQUISITION CORP. STOCK INCENTIVE PLAN
                            [Form of] Exercise Notice

Cooper-Standard Holdings Inc.
c/o Cooper-Standard Automotive Inc.
39550 Orchard Hill Place Drive
Novi, MI 48375
Attention:  Secretary

                  1. Exercise of Option. Effective as of today, ___________,
20__, the undersigned (the "Participant") hereby elects to exercise the
Participant's vested Option to purchase ___________ Shares (a number of whole shares) pursuant to the Nonqualified Stock Option Agreement, entered into by and between the Participant and Cooper-Standard Holdings Inc. (f/k/a CSA Acquisition
Corp.) dated __________ __, 2005 (the "Agreement"), and the 2004 CSA Acquisition
Corp. Stock Incentive Plan (the "Plan"). Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan and the Agreement.

                  2. Delivery of Purchase Price. The purchase price shall be paid in accordance with Section 4(b)(i) of the Agreement using the following method: ________. Subject to the foregoing sentence and Section 4(b)(i) of the
Agreement, to the extent applicable, the Participant herewith delivers to the
Company $________, which represents the aggregate Option Price of the Shares to be purchased pursuant to this Exercise Notice (which aggregate Option Price is equal to the product of (a) the number of Shares to be purchased pursuant to this Exercise Notice, multiplied by (b) the per Share Option Price of $100.00, as set forth in the Agreement).

                  3. Representations of the Participant. The Participant
acknowledges that the Participant has received and read a copy of the Plan and the Agreement and agrees to abide by and be bound by their terms and conditions, including, without limitation, the execution of any collateral agreements. As a condition to this exercise of an Option, the Participant shall become a party to the Stockholders Agreement, and the Shares acquired upon exercise of the Option shall be subject thereto.

                  4. Successors and Assigns. This Exercise Notice shall be
binding on all successors and assigns of the Company and the Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

                  5. Entire Agreement. The Plan and Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Agreement constitute the entire agreement of the parties with respect to the subject matter hereof.

                  Submitted by:
                  PARTICIPANT:

                  By:  ___________________________
                  Print Name:_____________________
                  Address:________________________